EXHIBIT 10.4




                                     WARRANT
               to Purchase Series D Convertible Preferred Stock of
                           WorldWater and Power Corp.







                                                                   Warrant No. 1
                                                            Original Issue Date:
                                                               November 29, 2006

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT OR (II) THE TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND, IF THE CORPORATION REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.


                                                                   Warrant No. 1

                                     Warrant

              to Purchase 505,044 Shares (Subject to Adjustment) of
                     Series D Convertible Preferred Stock of


                           WorldWater and Power Corp.

     WorldWater and Power Corp. (the "Company"), a Delaware corporation, for value received, hereby certifies that EMCORE Corporation, a New Jersey corporation, or its registered assigns, is entitled to purchase from the Company 505,044 duly authorized, validly issued, fully paid and nonassessable shares (subject to adjustment as provided herein) of Series D Convertible Preferred Stock, of the Company at the purchase price of $3.17 per share (the initial "Exercise Price", subject to adjustment as provided herein), at any time or from time to time prior to 5.00 P.M., New York City time on the 29th day of November 2016, all subject to the terms, conditions and adjustments set forth below in this Warrant.

1.     DEFINITIONS

     As used in this Warrant, the following terms have the respective meanings set forth below:
"Affiliate" of any Person means any other Person which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term "control" (including the terms "controlling," "controlled by" and "under common control with") as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and/or policies of such Person, whether through the ownership of voting securities, by contract or otherwise. "After-Tax Basis" when referring to a payment that is required hereunder (the "target amount"), means a total payment (the "total amount") that, after deduction of all federal, state and local taxes that are required to be paid by the recipient in respect of the receipt or accrual of such total amount, is equal to the target amount.
"Agreed Rate" means the rate of interest announced publicly by Citibank, N.A. in New York, New York, from time to time, as Citibank, N.A.'s base rate.
"Appraisal Procedure" if applicable, means the following procedure to determine the fair market value, as to any security, for purposes of the definition of "Fair Market Value" or the fair market value, as to any other property (in either case, the "Valuation Amount"). If the amount to be appraised is less than or equal to five hundred thousand dollars ($500,000), the Valuation Amount shall be determined in good faith by the Board of Directors of the Company (the "Board of Directors"). If the amount to be appraised is greater than five hundred thousand dollars ($500,000), the Valuation Amount shall be determined in good faith jointly by the Board of Directors and the holders of more than 50% of the issued and outstanding shares of Series D Preferred Stock; provided,
                                                               --------
however, that any holder of Series D Preferred Stock having a Liquidation Preference greater than five hundred thousand dollars ($500,000) (an "Appraisal Rights Holder") shall be promptly notified by the Board of Directors of such initially determined Valuation Amount and if such Appraisal Rights Holder notifies the Company that it does not agree on the Valuation Amount within a reasonable period of time (not to exceed twenty (20) days from the notice to the Appraisal Rights Holder), the Valuation Amount shall be determined by an investment banking firm of national recognition, which firm shall be reasonably acceptable to the Board of Directors and the Appraisal Rights Holder. If the Board of Directors and the Appraisal Rights Holder are unable to agree upon an acceptable investment banking firm within ten (10) days after the date either party proposed that one be selected, the investment banking firm will be selected by an arbitrator located in New York, New York, selected by the New York branch of the American Arbitration Association (or if such organization ceases to exist, the arbitrator shall be chosen by a court of competent jurisdiction). The arbitrator shall select the investment banking firm (within ten (10) days of his appointment) from a list, jointly prepared by the Board of Directors and the Appraisal Rights Holder, of not more than six investment banking firms of national standing in the United States, of which no more than three may be named by the Board of Directors and no more than three may be named by the Appraisal Rights Holder. The arbitrator may consider, within the ten-day period allotted, arguments from the parties regarding which investment banking firm to choose, but the selection by the arbitrator shall be made in its sole discretion from the list of six. The Board of Directors and the Appraisal Rights Holder shall submit their respective valuations and other relevant data to the investment banking firm, and the investment banking firm shall, within thirty days of its appointment, make its own determination of the Valuation Amount. The final Valuation Amount for purposes hereof shall be the average of the two Valuation Amounts closest together, as determined by the investment banking firm, from among the Valuation Amounts submitted by the Company and the Appraisal Rights Holder and the Valuation Amount calculated by the investment banking firm. The determination of the final Valuation Amount by such investment-banking firm shall be final and binding upon the parties. The Company shall pay the fees and expenses of the investment banking firm and arbitrator (if any) used to determine the Valuation Amount. If required by any such investment banking firm or arbitrator, the Company shall execute a retainer and engagement letter containing reasonable terms and conditions, including, without limitation, customary provisions concerning the rights of indemnification and contribution by the Company in favor of such investment banking firm or arbitrator and its officers, directors, partners, employees, agents and affiliates.
"Business Day" means any day, except a Saturday, Sunday or legal holiday, on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.
"Commission" means the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws. "Common Stock" means the Common Stock of the Company, par value $0.001 per share, as constituted on the Issue Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of any Common Stock upon any reclassification thereof which is also not preferred as to dividends or liquidation over any other class of stock of the Company and which is not subject to redemption.
"Company" means WorldWater and Power Corp., a Delaware corporation, and any successor corporation.
"Designated Office" has the meaning assigned to it in Section 8 hereof. "Exercise Date" has the meaning assigned to it in Section 2.1(a) hereof. "Exercise Notice" has the meaning assigned to it in Section 2.1(a) hereof. "Exercise Price" means, in respect of a share of Warrant Stock at any date herein specified, the initial Exercise Price set forth in the preamble of this Warrant as adjusted from time to time pursuant to Section 4 hereof.
"Expiration Date" means the tenth anniversary of the Issue Date.
"Fair Market Value" means, as to any security, the Twenty Day Average of the average closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted on The Nasdaq National Market System as of 4:00 P.M., New York City time, on such day, or, if on any day such security is not quoted on The Nasdaq National Market System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar or successor organization (and in each such case excluding any trades that are not bona fide, arm's length transactions). If at any time such security is not listed on any domestic securities exchange or quoted on The Nasdaq National Market System or the domestic over-the-counter market, the "Fair Market Value" of such security shall be the fair market value thereof as determined in accordance with the Appraisal Procedure, using any appropriate valuation method, assuming an arms-length sale to an independent party. In determining the Fair Market Value of Series D Preferred Stock, a sale of all of the issued and Outstanding Series D Preferred Stock will be assumed, without giving regard to the lack of liquidity of such stock due to any restrictions (contractual or otherwise) applicable thereto or any discount for minority interests and assuming the conversion or exchange of all securities then Outstanding that are convertible into or exchangeable for Common Stock and the exercise of all rights and warrants then Outstanding and exercisable to purchase shares of such stock or securities convertible into or exchangeable for shares of such stock; provided,
                                                                      --------
however that such assumption will not include those securities, rights and
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warrants convertible into Common Stock where the conversion, exchange or
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exercise price per share is greater than the Fair Market Value; provided,
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further, however, that Fair Market Value shall be determined with regard to the
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relative priority of each class or series of Common Stock (if more than one class or series exists). "Fair Market Value" means, with respect to property other than securities, the "fair market value" determined in accordance with the Appraisal Procedure.
"GAAP" means United States generally accepted accounting principles consistently applied.
"Governmental Entity" means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal. "Holder" means (a) with respect to this Warrant, the Person in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purpose and (b) with respect to any other Warrant or shares of Warrant Stock, the Person in whose name such Warrant or Warrant Stock is registered on the books of the Company maintained for such purpose.
"Issue Date" means November 29, 2006, the date on which the Warrants were issued by the Company pursuant to the Purchase Agreement.
"Lien" means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction).
"Outstanding" means, when used with reference to any class of Company capital stock, at any date as of which the number of shares thereof is to be determined, all issued shares of such class of Company capital stock, except shares then owned or held by or for the account of the Company or any Subsidiary, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Company capital stock.
"Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, Governmental Entity or any other entity.
"Purchase Agreement" means the Investment Agreement by and among the Company and EMCORE Corporation, dated as of November 29, 2006.
"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
"Series D Certificate of Designation" means the form of Certificate of Designation, Powers, Preferences and Rights attached as Exhibit C to the Purchase Agreement.
"Series D Preferred Stock" means the Series D Convertible Preferred Stock, par value $0.01 per share, of the Company.
"Subsidiary" means, with respect to any Person, corporation, association, trust, limited liability company, partnership, joint venture or other business association or entity (i) at least 50% of the outstanding voting securities of which are at the time owned or controlled, directly or indirectly, by the Person; or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such Person.
"Transfer" means any disposition of any Warrant or Warrant Stock or of any interest therein, which would constitute a "sale" thereof or a transfer of a beneficial interest therein within the meaning of the Securities Act.
"Twenty Day Average" means, with respect to any prices and in connection with the calculation of Fair Market Value, the volume weighted average of such prices over the twenty (20) Business Days ending on the Business Day immediately prior to the day as of which "Fair Market Value" is being determined.
"Warrant Price" means an amount equal to (i) the number of shares of Warrant Stock being purchased upon exercise of this Warrant pursuant to Section 2.1 hereof, multiplied by (ii) the Exercise Price.
"Warrants" means all Warrants issued upon transfer, division or combination of, or in substitution for, the Warrants, or any other Warrant subsequently issued to the Holder. All Warrants shall at all times be identical as to terms and conditions, except as to the number of shares of Warrant Stock for which they may be exercised and their date of issuance.
"Warrant Stock" means the shares of Series D Preferred Stock issued, issuable or both (as the context may require) upon the exercise of Warrants.

2.     EXERCISE OF WARRANT

2.1     Manner of Exercise.
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(a)     From and after the Issue Date and at any time before 5:00 P.M., New York time, on the Expiration Date, the Holder of this Warrant may from time to time exercise this Warrant, on any Business Day, for all or any part of the number of shares of Warrant Stock (subject to adjustment as provided herein) purchasable hereunder. In order to exercise this Warrant, in whole or in part, the Holder shall (i) deliver to the Company at its Designated Office a written notice of the Holder's election to exercise this Warrant (an "Exercise Notice") substantially in the form attached to this Warrant as Annex A (or a reasonable
                                                      -------
facsimile thereof), which Exercise Notice shall be irrevocable and specify the number of shares of Warrant Stock to be purchased, together with this Warrant and (ii) pay to the Company the Warrant Price. The date on which such delivery and payment shall have taken place being hereinafter sometimes referred to as the "Exercise Date."

(b) Upon receipt by the Company of such Exercise Notice, surrender of this Warrant and payment of the Warrant Price (in accordance with Section 2.1(c) hereof), the Company shall, as promptly as practicable, and in any event within three (3) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or, subject to compliance with Section 3.1 below, such other name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates of Warrant Stock shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares of Warrant Stock for all purposes, as of the Exercise Date.

(c) Payment of the Warrant Price shall be made at the option of the Holder by one or more of the following methods: (i) by delivery of a certified or official bank check or by wire transfer of immediately available funds in the amount of such Warrant Price payable to the order of the Company, (ii) by instructing the Company to withhold a number of shares of Warrant Stock then issuable upon exercise of this Warrant with an aggregate Fair Market Value equal to such Warrant Price, (iii) by surrendering to the Company (x) shares of Series D Preferred Stock previously acquired by the Holder with an aggregate Fair Market Value equal to such Warrant Price and/or (y) shares of Series D Preferred Stock with an aggregate Liquidation Preference (as such term is defined in the Series D Certificate of Designation) equal to such Warrant Price, or (iv) any combination of the foregoing. In the event of any withholding of Warrant Stock or surrender of Common Stock and/or Series D Preferred Stock pursuant to clause
(ii), (iii) or (iv) above where the number of shares whose Fair Market Value is equal to the Warrant Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to the nearest whole share and the Company shall make a cash payment to the Holder based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount determined in accordance with Section 2.3 hereof.

(d) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the shares of Warrant Stock being issued, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Warrant Stock called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.

(e)     All Warrants delivered for exercise shall be canceled by the Company.

2.2     Payment of Taxes.  All shares of Warrant Stock issuable upon the
        ----------------
exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all Liens. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon the Holder, in which case such taxes or charges shall be paid by the Holder and the Company shall reimburse the Holder therefor on an After-Tax Basis. The Company shall not, however, be required to pay any tax or governmental charge which may be issuable upon exercise of this Warrant payable in respect of any Transfer involved in the issue and delivery of shares of Warrant Stock in a name other than that of the holder of the Warrants to be exercised, and no such issue or delivery shall be made unless and until the Person request-ing such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

2.3     Fractional Shares.  The Company shall not be required to issue a
        -----------------
fractional share of Warrant Stock upon exercise of any Warrant. As to any fraction of a share that the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of one share of Series D Preferred Stock on the Exercise Date.

2.4     Company to Reaffirm Obligations.  The Company will, at the time of each
        -------------------------------
exercise of this Warrant, upon the request of the Holder, acknowledge in writing its continued obligation to afford to the Holder all rights (including without limitation, any rights to registration, pursuant to the Registration Rights Agreement entered into between the Company and the Holder of the Series D Preferred Stock or any other securities issued upon such exercise) to which the Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such rights to the Holder.

3.     TRANSFER, DIVISION AND COMBINATION

3.1     Compliance with Securities Act.  The Holder, by acceptance hereof,
        ------------------------------
agrees to comply in all respects with the provisions of this Section 3.1 and further agrees that this Warrant and the Warrant Stock to be issued upon exercise hereof are being acquired for investment for its own account and that such Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act. This Warrant and all shares of Warrant Stock issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

In addition, in connection with the issuance of this Warrant, the Holder specifically represents to the Company by acceptance of this Warrant as follows:

(a) The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company. This does not limit or modify the representations and warranties of the Company in this Warrant or the right of the Holder to rely thereon.

(b) The Holder understands that the securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. In addition, the Holder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(c) The Holder acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Stock. The Holder also represents it has not been organized solely for the purpose of acquiring the Warrant and the Warrant Stock.

(d) Prior to any proposed transfer of this Warrant or the Warrant Stock, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder of such securities shall give written notice to the Company of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied by either (i) a written opinion, of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory, in form and substance, to the Company's counsel, to the effect that the proposed transfer of the Warrant and/or Warrant Stock may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that enforcement action be taken with respect thereto, whereupon the Holder of such securities shall be entitled to transfer such securities in accordance with the terms of the notice delivered by the Holder to the Company.

(e) The Holder, by acceptance of this Warrant, agrees to the restrictive legend requirements and transfer provisions contained in Section 8.13 of the Purchase Agreement, to the extent such provisions are applicable to this Warrant and the Warrant Stock held by the Holder.

3.2     Transfer.  Each new certificate evidencing the Warrant and/or Warrant
        --------
Stock so transferred shall bear the appropriate restrictive legends set forth in
Section 3.1 hereof, except that such certificate shall not bear such restrictive legend, if, in the opinion of counsel for the Company, such legend is not required in order to establish or assist in compliance with any provisions of the Securities Act or any applicable state securities laws. Upon compliance with the provisions of this Section 3.2, each transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office and compliance with the terms hereof, together with a written assignment of this Warrant in the form of Annex B hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes described in Section 2.2 in connection with the making of such transfer. Upon such compliance, surrender and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned and this Warrant shall promptly be cancelled.

3.3     Mutilation or Loss.  Upon receipt of evidence reasonably satisfac-tory
        ------------------
to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that the written indemnification agreement of or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company at its own expense will execute and deliver to the Holder, in lieu hereof a new Warrant of like tenor and exercisable for an equivalent number of shares of Series D Preferred Stock as the Warrant so lost, stolen, mutilated or destroyed; provided, however,
                                                              --------  -------
that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

3.4     Division and Combination.  Subject to compliance with the applicable
        ------------------------
provisions of this Warrant, this Warrant may be divided or combined with other Warrants upon presentation hereof at the Designated Office, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with the applicable provisions of this Warrant as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

3.5     Expenses.  The Company shall prepare, issue and deliver at its own
        --------
expense any new Warrant or Warrants required to be issued hereunder.

3.6     Maintenance of Books.  The Company agrees to maintain, at the
        --------------------
Desig-nated Office, books for the registration and transfer of the Warrants.
        --
The Company may treat the Person in whose name any Warrant is registered on such register as the Holder thereof for all other purposes, and the Company shall not be affected by any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes.

4.     ANTIDILUTION PROVISIONS

The number of shares of Warrant Stock for which this Warrant is exercisable and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 4.

4.1     Upon Issuance of Series D Preferred Stock.  If the Company shall, at any
        -----------------------------------------
     time or from time to time after the Issue Date, issue any shares of Series D Preferred Stock, options to purchase or rights to subscribe for Series D Preferred Stock, securities by their terms convertible into or exchangeable for Series D Preferred Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities without consideration or for consideration per share less than either (x)the Exercise Price in effect immediately prior to the issuance of such Series D Preferred Stock or securities, then such Exercise Price shall forthwith be lowered to a price equal to the consideration per share for which such Series D Preferred Stock was or other securities were issued or (y) the Fair Market Value per share of the Series D Preferred Stock immediately prior to such issuance, if such Fair Market Value is greater than the Exercise Price, then such Exercise Price shall forthwith be lowered to a price equal to the price obtained by multiplying:
(i) the Exercise Price in effect immediately prior to the issuance of such Series D Preferred Stock, options, rights or securities by
(ii) a fraction of which (x) the numerator shall be the sum of (i) the number of shares of Series D Preferred Stock Outstanding on a fully-diluted basis immediately prior to such issuance and (ii) the number of additional shares of Series D Preferred Stock which the aggregate consideration for the number of shares of Series D Preferred Stock so offered would purchase at the Fair Market Value per share of Series D Preferred Stock and (y) the denominator shall be the number of shares of Series D Preferred Stock Outstanding on a fully-diluted basis immediately after such issuance.

4.2     Upon Acquisition of Series D Preferred Stock.  If the Company or any
        --------------------------------------------
Subsidiary shall, at any time or from time to time after the Issue Date, directly or indirectly, redeem, purchase or otherwise acquire any shares of Series D Preferred Stock, options to purchase or rights to subscribe for Series D Preferred Stock, securities by their terms convertible into or exchangeable for Series D Preferred Stock (other than shares of Series D Preferred Stock that are redeemed according to their terms), or options to purchase or rights to subscribe for such convertible or exchangeable securities, for a consideration per share greater than the Fair Market Value (plus, in the case of such options, rights, or securities, the additional consideration required to be paid to the Company upon exercise, conversion or exchange) per share of Series D Preferred Stock immediately prior to such event, then the Exercise Price shall forthwith be lowered to a price equal to the price obtained by multiplying:
(i)     the Exercise Price in effect immediately prior to such event by
(ii) a fraction of which (x) the denominator shall be the Fair Market Value per share of Series D Preferred Stock immediately prior to such event and (y) the numerator shall be the result of dividing:
(A) (1) the product of (a) the number of shares of Series D Preferred Stock Outstanding on a fully-diluted basis and (b) the Fair Market Value per share of Series D Preferred Stock, in each case immediately prior to such event, minus
(2) the aggregate consideration paid by the Company in such event (plus, in the case of such options, rights, or convertible or exchangeable securities, the aggregate additional consideration to be paid by the Company upon exercise, conversion or exchange), by
(B) the number of shares of Series D Preferred Stock Outstanding on a fully-diluted basis immediately after such event.

4.3     Provisions Applicable to Adjustments.  For the purposes of any
        ------------------------------------
adjustment of the Exercise Price pursuant to Section 4.1 or 4.2, the following provisions shall be applicable:

(i) In the case of the issuance of Series D Preferred Stock for cash in a public offering or private placement, the consideration shall be deemed to be the amount of cash paid therefor before deducting therefrom any discounts, commissions or placement fees payable by the Company to any underwriter or placement agent in connection with the issuance and sale thereof.

(ii) In the case of the issuance of Series D Preferred Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the Fair Market Value thereof.

(iii) In the case of the issuance of options to purchase or rights to subscribe for Series D Preferred Stock, securities by their terms convertible into or exchangeable for Series D Preferred Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities:

(A) the aggregate maximum number of shares of Series D Preferred Stock deliverable upon exercise of such options to purchase or rights to subscribe for Series D Preferred Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subparagraphs (i) and (ii) above), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Series D Preferred Stock covered thereby;

(B) the aggregate maximum number of shares of Series D Preferred Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities, options, or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in paragraphs (i) and (ii) above);

(C) on any change in the number of shares or exercise price of Series D Preferred Stock deliverable upon exercise of any such options or rights or conversions of or exchanges for such securities, other than a change resulting from the anti-dilution provisions thereof, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change;

(D) upon the expiration of any options to purchase or rights to subscribe for Series D Preferred Stock which shall not have been exercised, the Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if the only additional shares of Series D Preferred Stock issued were the shares of Series D Preferred Stock, if any actually issued upon the exercise of such options to purchase or rights to subscribe for Series D Preferred Stock, and the consideration received therefor was the consideration actually received by the Company for the issue of the options to purchase or rights to subscribe for Series D Preferred Stock that were exercised, plus the consideration actually received by the Company upon such exercise; and

(E) no further adjustment of the Exercise Price adjusted upon the issuance of any such options, rights, convertible securi-ties or exchangeable securities shall be made as a result of the actual issuance of Series D Preferred Stock on the exercise of any such rights or options or any conversion or exchange of any such securities.

4.4     Upon Stock Dividends, Subdivisions or Splits.  If, at any time after the
        --------------------------------------------
Issue Date, the number of shares of Series D Preferred Stock Outstanding is increased by a stock dividend payable in shares of Series D Preferred Stock or by a subdivision or split-up of shares of Series D Preferred Stock, then, following the record date for the determination of holders of Series D Preferred Stock entitled to receive such stock dividend, or to be affected by such subdivision or split-up, the Exercise Price shall be appropriately decreased by multiplying the Exercise Price by a fraction, the numerator of which is the number of shares of Series D Preferred Stock Outstanding immediately prior to such increase and the denominator of which is the number of shares of Series D Preferred Stock Outstanding immediately after such increase in Outstanding shares.

4.5     Upon Combinations or Reverse Stock Splits.  If, at any time after the
        -----------------------------------------
Issue Date, the number of shares of Series D Preferred Stock Outstanding is decreased by a combination or reverse stock split of the Outstanding shares of Series D Preferred Stock into a smaller number of shares of Series D Preferred Stock, then, following the record date to determine shares affected by such combination or reverse stock split, the Exercise Price shall be appropriately increased by multiplying the Exercise Price by a fraction, the numerator of which is the number of shares of Series D Preferred Stock Outstanding immediately prior to such decrease and the denominator of which is the number of shares of Series D Preferred Stock Outstanding immediately after such decrease in Outstanding shares.

4.6     Upon Reclassifications, Reorganizations, Consolidations or Mergers.  In
        ------------------------------------------------------------------
the event of any capital reorganization of the Company, any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Company with or into another Person (where the Company is not the surviving Person or where there is a change in or distribution with respect to the Series D Preferred Stock), each Warrant shall after such reorganization, reclassification, consolidation, or merger be exercisable for the kind and number of shares of stock or other securities or property of the Company or of the successor Person resulting from such consolidation or surviving such merger, if any, to which the holder of the number of shares of Series D Preferred Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon exercise of such Warrant would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations, or mergers. The Company shall not effect any such reorganization, reclassification, consolidation or merger unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation or merger, shall assume, by written instrument, the obligation to deliver to the Holders of the Warrant such shares of stock, securities or assets, which, in accordance with the foregoing provisions, such Holders shall be entitled to receive upon such conversion.

4.7     Deferral in Certain Circumstances.  In any case in which the provisions
        ---------------------------------
of this Section 4 shall require that an adjustment shall become effective immediately after a record date of an event, the Company may defer until the occurrence of such event (a) issuing to the Holder of any Warrant exercised after such record date and before the occurrence of such event the shares of capital stock issuable upon such exercise by reason of the adjustment required by such event and issuing to such Holder only the shares of capital stock issuable upon such exercise before giving effect to such adjustments, and (b) paying to such Holder any amount in cash in lieu of a fractional share of capital stock pursuant to Section 2.3 above; provided, however, that the Company
                                             --------  -------
shall deliver to such Holder an appropriate instrument or due bills evidencing such Holder's right to receive such additional shares or such cash.

4.8     Other Anti-Dilution Provisions.  If the Company has issued or issues any
        ------------------------------
securities at a pre-investment valuation (on a fully diluted basis) of the Company of not more than $70,000,000 (excluding the total proceeds received by the Company under the Purchase Agreement), containing provisions (including, without limitation, any of the terms of pricing, exercise price, anti-dilution and registration rights) which are more favorable than those set forth herein, the Company will make such provisions (or any more favorable portion thereof) available to the Holder and will use best efforts to enter into amendments necessary to confer such rights on the Holder .

4.9     Appraisal Procedure.  In any case in which the provisions of this
        -------------------
Section 4 shall necessitate that the Appraisal Procedure be utilized for purposes of determining an adjustment to the Exercise Price, the Company may defer until the completion of the Appraisal Procedure and the determination of the adjustment (1) issuing to the Holder of any Warrant exercised after the date of the event that requires the adjustment and before completion of the Appraisal Procedure and the determination of the adjustment, the shares of capital stock issuable upon such exercise by reason of the adjustment required by such event and issuing to such Holder only the shares of capital stock issuable upon such exercise before giving effect to such adjustment and (2) paying to such Holder any amount in cash in lieu of a fractional share of capital stock pursuant to
Section 2.3 above; provided, however, that the Company shall deliver to such
                   --------  -------
Holder an appropriate instrument or due bills evidencing such Holder's right to receive such additional shares or such cash.

4.10     Adjustment of Number of Shares Purchasable.  Upon any and each
         ------------------------------------------
adjustment of the Exercise Price as provided for in Section 4.1, 4.2, 4.4, 4.5 and 4.6, the Holders of the Warrants shall thereafter be entitled to purchase upon the exercise thereof, at the Exercise Price resulting from such adjustment, the number of shares of Warrant Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Warrant Stock issuable on the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

4.11     Notice of Adjustment of Exercise Price.  Whenever the Exercise Price is
         --------------------------------------
adjusted as herein provided:

(i) the Company shall compute the adjusted Exercise Price in accor-dance with this Section 4 and shall prepare a certificate signed by the treasurer or chief financial officer of the Company setting forth the adjusted Exercise Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at the Designated Office; and

(ii) a notice stating that the Exercise Price has been adjusted and setting forth the adjusted Exercise Price shall forthwith be prepared by the Company, and as soon as practicable after it is prepared, such notice shall be mailed by the Company at its expense to all Holders at their last addresses as they shall appear in the warrant register.

5.     NO IMPAIRMENT; REGULATORY COMPLIANCE AND COOPERATION; NOTICE OF
EXPIRATION

5.1 The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Warrant Stock upon the exercise of this Warrant, free and clear of all Liens, and shall use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

5.2 The Company shall deliver to each Holder of Warrants, after the 60th day but before the 30th day prior to the Expiration Date, advance notice of such Expiration Date. If the Company fails to fulfill in a timely manner the notice obligation set forth in the prior sentence, it shall provide such notice as soon as possible thereafter.

6.     RESERVATION AND AUTHORIZATION OF SERIES D PREFERRED STOCK

6.1 The Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants such number of its authorized but unissued shares of Series D Preferred Stock as will be required for issuance of the Warrant Stock. All shares of Warrant Stock issuable pursuant to the terms hereof, when issued upon exercise of this Warrant with payment therefor in accordance with the terms hereof, shall be duly and validly issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all Liens. Before taking any action that would result in an adjustment in the number of shares of Warrant Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction over such action. If any shares of Warrant Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any Governmental Entity under any federal or state law (other than under the Securities Act or any state securities law) before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

6.2 Before taking any action that would cause an adjustment reducing the Exercise Price below the then par value (if any) of the shares of Warrant Stock deliverable upon exercise of the Warrant or that would cause the number of shares of Warrant Stock issuable upon exercise of the Warrant to exceed (when taken together with all other Outstanding shares of Series D Preferred Stock) the number of shares of Series D Preferred Stock that the Company is authorized to issue, the Company will take any corporate action that, in the opinion of its counsel, is necessary in order that the Company may validly and legally issue the full number of fully paid and nonassessable shares of Warrant Stock issuable upon exercise of the Warrant at such adjusted exercise price.

7.     NOTICE OF CORPORATE ACTIONS; TAKING OF RECORD; TRANSFER BOOKS

7.1     Notices of Corporate Actions.
        ----------------------------
In case:

(a) of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof entitled to receive any dividend (other than a regular periodic dividend payable in cash out of earned surplus in an amount not exceeding the amount of the immediately preceding cash dividend for such period) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities property, or to receive any other right; or

(b) of any reclassification of the Series D Preferred Stock (other than a subdivision or combination of the Outstanding shares of Series D Preferred Stock), or of any reorganization, recapitalization, consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

(c) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

(d) the Company or any Subsidiary shall commence a tender offer for all or a portion of the Outstanding shares of Series D Preferred Stock (or shall amend any such tender offer to change the maximum number of shares being sought or the amount or type of consideration being offered therefor);
then the Company shall cause to be filed at the Designated Office, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the warrant register, at least thirty (30) days prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date, or expected date, on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Series D Preferred Stock of record who will be entitled to such dividend, distribution, rights or warrants are to be determined, (y) the date, or expected date, on which such reclassification, reorganization, recapitalization, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Series D Preferred Stock of record shall be entitled to exchange their shares of Series D Preferred Stock for securities, cash or other property deliverable upon such reclassification, reorganization, recapitalization, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up, or (z) the date, or expected date, on which such tender offer commenced, the date, or the expected date, on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of the amendment thereto). Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Exercise Price and the number and kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of the Warrants. Neither the failure to give any such notice nor any defect therein shall affect the legality or validity of any action described in clauses (a) through (d) of this Section 7.1.

7.2     Taking of Record.  In the case of all dividends or other distributions
        ----------------
by the Company to the holders of its Series D Preferred Stock with respect to which any provision hereof refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day.

7.3     Closing of Transfer Books.  The Company shall not at any time close its
        -------------------------
stock transfer books or warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

8.     OFFICE OF THE COMPANY

     As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company (the "Desig-nated Office"), where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant. Such Designated Office shall initially be the office of the Company at Pennington Business Park, 55 Route 31 South, Pennington, NJ 08534. The Company may from time to time change the Designated Office to another office of the Company or its agent within the United States by notice given to all registered Holders at least ten (10) Business Days prior to the effective date of such change.

9.     FINANCIAL AND BUSINESS INFORMATION

     Without duplication of any document or information provided to the Holder pursuant to Section 8 of the Purchase Agreement, the Company shall provide to each Holder of Warrants or Warrant Stock the following, whether or not the Company's obligations under such Section 8 shall have expired:

(a) as soon as available, but not later than 45 days after the end of each quarterly accounting period, a Form 10-Q;

(b) as soon as available, but not later than 90 days after the end of each fiscal year, a Form 10-K;

(c) simultaneously with any distribution of any document to the stockholders of the Company generally, any such document so distributed; and

(d) reasonable access, upon reasonable advance notice, to the Holder, the Affiliates of the Holder and each of their respective officers, employees, advisors, counsel and other authorized representatives, during normal business hours, to all of the books, records and properties of the Company and its Subsidiaries and all officers and employees of the Company and such Subsidiaries.

10.     DILUTION FEE

(a) In the event that any dividends are declared or paid or any other distribu-tion is made on or with respect to the Series D Preferred Stock, the Holder of this Warrant as of the record date established by the Board of Directors for such dividend or distribution on the Common Stock shall be entitled to receive a fee (the "Dilution Fee") in an amount (whether in the form of cash, securities or other property) equal to the amount (and in the form) of the dividends or distribution that such Holder would have received had the Warrant been exercised as of the date immediately prior to the record date for such dividend or distribution, such Dilution Fee to be payable on the same payment date established by the Board of Directors for the payment of such dividend or distribution; provided, however, that if the Company declares and
                          --------  -------
pays a dividend or distribution on the Series D Preferred Stock consisting in whole or in part of Series D Preferred Stock, then no such Dilution Fee shall be payable in respect of the Warrant on account of the portion of such dividend or distribution on the Series D Preferred Stock payable in Series D Preferred Stock and in lieu thereof the adjustment in Section 4 hereof shall apply. The record date for any such Dilution Fee shall be the record date for the applicable dividend or distribution on the Series D Preferred Stock, and any such Dilution Fee shall be payable to the Persons in whose name the Warrant is registered at the close of business on the applicable record date.

(b) No dividend shall be paid or declared on any share of Series D Preferred Stock (other than dividends payable in Series D Preferred Stock for which an adjustment was made pursuant to Section 4 hereof), unless the Dilution Fee, payable in the same consideration and manner, is simultaneously paid or provided for, as the case may be, in respect of this Warrant in an amount determined as set forth above. For purposes hereof, the term "dividends" shall include any pro rata distribution by the Company, out of funds of the Company legally
--- ----
available therefor, of cash, property, securities (including, but not limited to, rights, warrants or options) or other property or assets to the holders of the Series D Preferred Stock, whether or not paid out of capital, surplus or earnings other than liquidation.

(c) Prior to declaring any dividend or making any distribution on or with respect to shares of Series D Preferred Stock, the Company shall take all prior corporate action necessary to authorize the issuance of any securities payable as the Dilution Fee in respect of the Warrant.

11.     MISCELLANEOUS

11.1     No Implied Waivers.  No failure or delay by any party in exercising any
         ------------------
right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

11.2     Notices
         -------
       All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed postage prepaid by registered or certified mail or transmitted by facsimile transmission (with immediate telephonic confirmation thereafter),

(a)     If to the Holder:

        EMCORE Corporation
        145 Belmont Drive
        Somerset, New Jersey 08873
        Attention:  Howard W. Brodie, Esq.
        Facsimile No.:  (732) 302-9783

with a copy to (which shall not constitute notice):

        Skadden, Arps, Slate, Meagher & Flom LLP
        Four Times Square
        New York, NY 10036-6522
        Attention: Thomas H. Kennedy, Esq.
        Facsimile No.: (212) 735-2000

or

(b)     If to the Company:

        WorldWater and Power Corp.
        Pennington Business Park
        55 Route 31 South
        Pennington, NJ 08534
        Attention:     Quentin T. Kelly
        Facsimile No.: (609) 818-0720

with a copy to (which shall not constitute notice):

        Salvo Landau Gruen & Rogers
        501 Township Line Road, Suite 150
        Blue Bell, Pennsylvania 19422
        Attention:     Stephen A. Salvo, Esq.
        Facsimile No.:  (212) 653-0383

or at such other address as the parties each may specify by written notice to the others, and each such notice, request, consent and other communication shall for all purposes of the Warrant be treated as being effective or having been given when delivered if delivered personally, upon receipt of facsimile confirmation if transmitted by facsimile, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

11.3     Indemnification.  If the Company fails to make, when due, any payments
         ---------------
provided for in this Warrant, the Company shall pay to the Holder hereof (a) interest at the Agreed Rate on any amounts due and owing to such Holder and (b) such further amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees and expenses incurred by such Holder in collecting any amounts due hereunder. The Company shall indemnify, save and hold harmless the Holder hereof and the Holders of any Warrant Stock issued upon the exercise hereof from and against any and all liability, loss, cost, damage, reasonable attorneys' and accountants' fees and expenses, court costs and all other out-of-pocket expenses incurred in connection with or arising from any default hereunder by the Company. This indemnification provision shall be in addition to the rights of such Holder or Holders to bring an action against the Company for breach of contract based on such default hereunder.

11.4     Limitation of Liability.  No provision hereof, in the absence of
         -----------------------
affirmative action by the Holder to purchase shares of Warrant Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder to pay the Exercise Price for any Warrant Stock other than pursuant to an exercise of this Warrant or any liability as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder of the Company and nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company.

11.5     Remedies.  Each Holder of Warrants and/or Warrant Stock, in addition to
         --------
being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.

11.6     Successors and Assigns.  This Warrant and the rights evidenced hereby
         ----------------------
shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof, such permitted successors and/or assigns shall be deemed to be a Holder for all purposes hereunder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and to the extent applicable, all Holders of shares of Warrant Stock issued upon the exercise hereof (including transferees), and shall be enforceable by any such Holder.

11.7     Amendment.  This Warrant and all other Warrants may be modified or
         ---------
amended or the provisions hereof waived only with the written consent of the Company and the Holders. Notwithstanding the foregoing, without a Holder's written consent no such modifica-tion, amendment or waiver shall affect adversely such Holder's rights hereunder in a discrimina-tory manner inconsistent with its adverse effects on rights of other Holders hereunder (other than as reflected by the different number of shares of Warrant Stock held by such Holders). This Warrant cannot be changed, modified, discharged or terminated by oral agreement.

11.8     Severability.  If any term, provision or restriction of this Warrant is
         ------------
held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of this Warrant is not affected in any manner materially adverse to either party. Upon such a determination, the parties shall negotiate in good faith to modify this Warrant so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

11.9     Headings.  The headings and other captions in this Warrant are for the
         --------
convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Warrant.

11.10     Governing Law.  This Warrant, including all matters of construction,
          -------------
validity and performance, shall be construed in accordance with and governed by the Laws of the State of New York (without regard to principles of conflicts of Laws).

11.11     Jurisdiction.  Each of the parties hereto: (a) irrevocably consents to
          ------------
submit itself to the exclusive jurisdiction and venue of the state courts located in New York County, in the State of New York and the Federal courts located in the Southern District of the State of New York, for the purpose of any action or proceeding arising out of this Warrant or any of the transactions contemplated hereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Warrant or any of the transactions contemplated hereby in any court other than a state or federal court of competent jurisdiction located in New York, New York, except for the purpose of enforcing any award or decision.

11.12     Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY
          --------------------
WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

11.13     Aggregation of Stock.  All Warrant Stock held by or acquired by
          --------------------
Affiliated Persons will be aggregated together for the purpose of determining the availability of any rights under this Warrant.

11.14     Entire Agreement.  This Warrant contains the entire agreement with
          ----------------
respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, with respect to the subject matter hereof.

                            [Execution Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issue Date.
                                   WorldWater and Power Corp.



                                   By: /s/ Quentin T. Kelly
                                      ---------------------
                                   Name: Quentin T. Kelly
                                   Title:  Chairman

                                     ANNEX A
                                SUBSCRIPTION FORM
                 [To be executed only upon exercise of Warrant]

     The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ shares of Series D Preferred Stock of WorldWater and Power Corp. and herewith makes payment therefor in __________, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Series D Preferred Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _________________ whose address is
_______________________________________________________________________________
__________and, if such shares of Series D Preferred Stock shall not include all of the shares of Series D Preferred Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Series D Preferred Stock issuable hereunder be delivered to the undersigned.
_______________________________
(Name of Registered Owner)
_______________________________
(Signature of Registered Owner)
_______________________________
(Street Address)
_______________________________
(City)    (State)    (Zip Code)
NOTICE:     The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlarge-ment or any change whatsoever.

                                     ANNEX B
                                 ASSIGNMENT FORM

     FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Series D Preferred Stock set forth below:

Name and Address of Assignee          No. of Shares of Series D Preferred Stock







and does hereby irrevocably constitute and appoint ________ _____________ attorney-in-fact to register such transfer onto the books of WorldWater and Power Corp. maintained for the purpose, with full power of substitution in the premises.

Dated:          Print Name:

Signature:
Witness:


NOTICE:     The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlarge-ment or any change whatsoever.